SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                             INFORMATION REQUIRED IN
                                                  PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [   ]
Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive  Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               FNBH BANCORP, INC.
                (Name of registrant as specified in its charter)


    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and  0-11
         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee Paid:

[ ]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
         (2)      Form, schedule, or registration statement no.:
         (3)      Filing party:
         (4)      Date filed:

PRELIMINARY PROXY STATEMENT
DATED FEBRUARY 26, 1998

                               FNBH BANCORP, INC.

                              101 East Grand River
                           Howell, Michigan 48844-0800

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 22, 1998


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of FNBH Bancorp, Inc. (the "Corporation"), a Michigan corporation, will be held on April 22, 1998, at 7 p.m. at the main office of First National Bank in Howell, 101 E. Grand River, Howell, Michigan, for the following purposes:


         1. To elect four (4) directors, each to hold office for three year terms.

         2. To approve an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares from 2,100,000 to 4,200,000.

         3.       To  approve  the  adoption  of  the   Corporation's  Long-Term
                  Incentive Plan.

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Directors has fixed March 1, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.


                                           By order of the Board of Directors





                                           BARBARA J. NELSON, Secretary



         Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, that all parties must sign the proxy form.


Dated: March      , 1998

PRELIMINARY PROXY STATEMENT


                               FNBH BANCORP, INC.
                               101 E. Grand River
                           Howell, Michigan 48844-0800

                                 PROXY STATEMENT

     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of FNBH Bancorp, Inc. (the "Corporation"), a Michigan bank holding Corporation, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Wednesday, April 22, 1998, at 7 p.m., at the main office of First National Bank in Howell (the "Bank"), 101 E. Grand River, Howell, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about March , 1998, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 1, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. The Corporation has only one class of common stock, of which there are presently 1,575,000 shares outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting who are appointed by the Corporation.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares as represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in the Proxy Statement, for the proposals to increase the Corporation's authorized shares and the adoption of the Corporation's Long-Term Incentive Plan, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Chairman of the Board in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                              ELECTION OF DIRECTORS

     The Articles of Incorporation of the Corporation provide for the division of the Board of Directors into three (3) classes of nearly equal size with staggered three year terms of office. Four persons have been nominated for election to the Board, each to serve three (3) year terms expiring at the 2001 Annual Meeting of Shareholders. The Board has nominated Rebecca S. English, W. Rickard Scofield, Barbara D. Martin, and Randolph E. Rudisill to serve as directors for three year terms. All the nominees except Mr. Rudisill are incumbent directors previously elected by the Corporation's shareholders. Mr. Rudisill was appointed as a director by the Board in September 1997.

     Unless otherwise directed by a shareholder's proxy, the persons named as proxy holders in the Corporation's proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, the four individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvote, or otherwise, will not be treated as votes cast at the meeting.

     The Board of Directors recommends a vote FOR the election of all the persons nominated by the Board.

                INFORMATION ABOUT DIRECTORS AND DIRECTOR NOMINEES

     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors and director nominees. Each of those persons have been engaged in the occupations stated below for more than five years.

                                                                                                     Director of
            Name                             Principal Occupation                     Age        Corporation Since*
                                  Nominees for Election as Directors for Terms Expiring in 2001
Rebecca S. English           CPA, Partner in Bredernitz, Wagner & Co.                 45                1993
W. Rickard Scofield          President of May & Scofield, Inc., a manufacturer        45                1992
                             of automotive subassemblies, since 1993, and
                             Vice President prior to that time
Randolph E. Rudisill         President of Thermofil, Inc., a leading                  53                1997
                             manufacturer of reinforced thermoplastics
Barbara D. Martin            President and CEO of Corporation and Bank                51                1984
                                         Directors Whose Terms Expire in 2000
Donald K. Burkel             Co-owner of Oasis Truck Plaza, a full facility           62                1991
                             truck plaza, and Fowlerville Farms, Inc., a
                             restaurant, gasoline and gift shop operation
Harry E. Griffith            Realtor, President of Crandall Realty, Inc., a real      67                1973
                             estate brokerage and appraisal corporation
Gary R. Boss                 President of Boss Engineering Co., an engineering        55                1995
                             and survey corporation
                                         Directors Whose Terms Expire in 1999
R. Michael Yost              Manager, Group Operations and Administration,            49                1997
                             AAA, MI.
Dona Scott Laskey            Attorney with Sullivan, Ward, Bone, Tyler &              54                1973
                             Asher, P.C.
Charles N. Holkins           C. N. Holkins & Son, a hardware and lumber sales         58                1984
                             company

       * The Corporation was formed and organized in 1988; dates preceding 1988 reference status as a director of the Bank. All persons who are directors of the Corporation are also directors of the Bank.

     The Audit Committee, comprised of Rebecca English, Dona Laskey, Gary Boss, and Roy Westran, met on three occasions during 1997. Its primary duties and responsibilities include annually recommending to the Board of Directors an independent public accounting firm to be appointed auditors of the Corporation and the Bank, reviewing the scope and fees for the audit, reviewing all the reports received from the independent public accountants, and coordinating matters with the internal auditing department.

     The Nominating Committee of the Board, comprised of Messrs. Scofield, Burkel, Yost, and Westran, Ms. Martin, and Ms. Laskey, met twice during 1997. This Committee is responsible for reviewing and making recommendations as to the composition of the Board of Directors, to recommend nominees for election to the Board and recommends individuals to fill vacancies which may occur between annual meetings. Under the terms of the Corporation's Restated Articles of Incorporation, the Committee is authorized to consider Board nominations for qualified persons recommended by shareholders provided that any recommendation is submitted in writing, on or before the 60th day preceding the anniversary date on the previous annual meeting. The recommendation must include a description of the proposed nominee, his or her consent to serve as a director and other biographical data on the nominee.

     The Board also has a Compensation Committee comprised of Messrs. Griffith, Yost, Westran, and Holkins and Ms. English. This Committee met six times in 1997. This Committee approves the compensation and benefits of senior management of the Bank and Corporation. The Board also has other committees, such as the Finance Committee and the Executive Committee.

     The Board of Directors of the Corporation held a total of seven meetings during 1997. No director attended less than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he or she served. There are no family relationships between or among the directors, nominees or executive officers of the Corporation.

                            REMUNERATION OF DIRECTORS

     Directors are paid $250 for each Board meeting held and $250 for each Board committee meeting attended; however, no fees are paid to employees of the Bank who serve on the Board. Members of the Board of Directors of the Bank are paid at the rate of $700 per Board meeting held, and $250 for each Board committee meeting attended.

                  PROPOSED INCREASE IN AUTHORIZED COMMON STOCK

     The Company's Board of Directors has proposed that Article III of the Company's Articles of Incorporation (the "Articles") be amended to read as follows:

                  The total authorized capital stock of the corporation is four million two hundred thousand (4,200,000) shares of Common Stock without par value, all of one class.

     This amendment would increase the Company's authorized common stock from 2,100,000 shares to 4,200,000 shares of common stock, no par value. The purpose of the amendment is to provide additional shares of common stock for future issuance. As of March 1, 1998, there were 1,575,000 shares of common stock issued and outstanding.

     The Board of Directors believes it desirable to increase the authorized number of shares of common stock in order to provide the Company with adequate flexibility in corporate planning and strategies. The availability of additional common stock for issuance could be used in connection with a number of purposes, including corporate financing, future acquisitions, and other corporate purposes such as the issuance of stock dividends and stock options. There are currently no agreements or understandings regarding the issuance of any of the additional shares of common stock that would be available if this proposal is approved. Such additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further shareholder approval, unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may be listed.

     The additional shares of Common Stock for which authorization is sought would be part of the existing class of common stock, and, to the extent issued, would have the same rights and privileges as the shares of common stock presently outstanding. Ownership of shares of the Company's common stock confers no preemptive rights.

     The increase in the authorized but unissued shares of common stock which would result from adoption of the proposed amendment could have a potential anti-takeover effect with respect to the Company, although management is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of common stock up to the total authorized number with the effect that the shareholdings and related voting rights of then existing shareholders would be diluted to an extent proportionate to the number of additional shares issued.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company is required for approval of the proposed amendment. Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote FOR the amendment.

     The Board of Directors recommends a vote "FOR" the approval of the proposed amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock.

                   PROPOSED ADOPTION OF THE FNBH BANCORP, INC.
                            LONG-TERM INCENTIVE PLAN


     On November 13, 1997, the Board of Directors adopted the FNBH Bancorp, Inc. Long-Term Incentive Plan (the "Plan"), subject to approval by the Corporation's shareholders. The following summary of the Plan is subject to the specific provisions contained in the complete text of the Plan, set forth in Appendix I to this Proxy Statement.

     Purpose. The purpose of the Plan is to promote the long-term success of the Company for the benefit of its shareholders through stock-based compensation, by aligning the personal interests of the Company's key employees with those of its shareholders. The Plan is designed to allow key employees of the Company and certain of its subsidiaries to participate in the Company's future, as well as to enable the Company to attract, retain, and reward such employees.

     Administration. The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Each member of the Committee is required to be a "nonemployee director" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended, and no member of the Committee is eligible to participate in the Plan. Subject to the Company's Articles of Incorporation, Bylaws, and the provisions of the Plan, the Committee has the authority to select key employees to whom Awards may be awarded; the type of Awards (or combination thereof) to be granted; the number of shares of Common Stock to be covered by each Award; and the terms and conditions of any Award, such as conditions of forfeiture, transfer restrictions and vesting requirements.

     The Plan provides for the granting of a variety of stock-based Awards, described in more detail below, such as Stock Options, including Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and Restricted Stock. The term of the Plan is ten (10) years; no Awards may be granted under the Plan after April 22, 2008.

     Types of Awards.  The  following  types of Awards may be granted  under the
Plan:

     An "Option" is a contractual right to purchase a number of shares at a price determined at the date the Option is granted. Options include Incentive Stock Options, as defined in Section 422 of the Code, as well as Nonqualified Stock Options. The exercise price included in both Incentive Stock Options and Nonqualified Stock Options must equal at least 100% of the fair market value of the stock at the date of grant.

     "Restricted Stock" are shares of Common Stock granted to an employee for no or nominal consideration. Title to the shares passes to the employee at the time of the grant; however, the ability to sell or otherwise dispose of the shares is subject to restrictions and conditions determined by the Committee.

     Shares Subject to Plan. One hundred thousand (100,000) shares of Common Stock are proposed to be set aside for use under the Plan, no more than 50 percent of which may be used for restricted stock grants. The shares to be offered under the Plan will be authorized and unissued shares, including shares reacquired by the Company which have that status. The number of shares that may be issued under the Plan and the number of shares subject to Options are subject to adjustments in the event of a merger, reorganization, consolidation, recapitalization, dividend (other than ordinary cash dividends), stock splits, or other change in corporate structure affecting the Common Stock. Subject to certain restrictions, unexercised Options, lapsed shares of Restricted Stock, and shares surrendered in payment for exercising Options may be reissued under the Plan.

     Termination or Amendment of the Plan. The Board may at any time amend, discontinue, or terminate this Plan or any part thereof; however, unless otherwise required by law, after shareholder approval, the rights of a participant may not be impaired without the consent of such participant. In addition, without the approval of the Company's shareholders, no amendment may be made which would increase the aggregate number of shares of Common Stock that may be issued under the Plan, extend the maximum option period under the Plan, or decrease the Option price of any Option to less than 100% of the fair market value on the date of grant.

     Eligibility. Key employees of the Company and its subsidiaries (which is presently only the Bank) are eligible to be granted Awards under the Plan. Eligibility is determined by the Committee.

     Participation and Assignability. No Award under the Plan may, except as otherwise specifically provided by law, be subject in any manner to assignment, transfer, or encumbrance. For estate planning purposes, the Plan allows nonqualified stock options to be transferred to certain "Permitted Transferees." Neither the Plan nor any Award agreement granted under the Plan entitles any participant or other employee to any right to continued employment by the Company or any subsidiary.

     Federal Tax Consequences. The following summarizes the consequences of the grant and acquisition of Awards under the Plan for federal income tax purposes. This summary is necessarily general in nature and does not purport to be complete.

     Options. Plan participants will not recognize taxable income at the time an Option is granted under the Plan unless the Option has a readily ascertainable market value at the time of grant. Options to be granted under the Plan will not have a readily ascertainable market value; therefore, income will not be recognized by participants before the time of exercise of an Option. For Nonqualified Stock Options, the difference between the fair market value of the shares at the time an Option is exercised and the Option price generally will be treated as ordinary income to the optionee, in which case the Company will be entitled to a deduction equal to the amount of the optionee's ordinary income. With respect to Incentive Stock Options, participants will not realize income for federal income tax purposes as a result of the exercise of such Options. In addition, if Common Stock acquired as a result of the exercise of an Incentive Stock Option is disposed of more than two years after the date the Option is granted and more than one year after the date the Option was exercised, the entire gain, if any, realized upon disposition of such Common Stock will be treated for federal income tax purposes as capital gain. If the shares are held for at least 18 months after exercise, the capital gains rate will be 20%; if the shares are held for at least 12 months but less than 18 months, the capital gains rate will be 28%. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant or exercise of an Incentive Stock Option.

     Exceptions to the general rules apply in the case of a "disqualifying disposition." If a participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option before the expiration of one year after the date of exercise or two years after the date of grant, the sale of such stock will be treated as a "disqualifying disposition." As a result, such a participant would recognize ordinary income and the Company would be entitled to a deduction in the year in which such disposition occurred. The amount of the deduction and the ordinary income recognized upon a disqualifying disposition would generally be equal to the lesser of: (a) the sale price of the shares sold minus the Option price, or (b) the fair market value of the shares at the time of exercise and minus the Option price. If the disposition is to a related party (such as a spouse, brother, sister, lienal descendant, or certain trusts for business entities in which the seller holds a direct or indirect interest), the ordinary income recognized generally is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. Any additional gain recognized upon disposition, in excess of the ordinary income, will be taxable as capital gain. In addition, the exercise of Incentive Stock Options may result in an alternative minimum tax liability.

     Restricted Stock. Recipients of shares of Restricted Stock that are not "transferable" and are subject to "substantial risk of forfeiture" at the time of grant will not be subject to federal income taxes until the lapse or release of the restrictions or sale of the shares, unless the recipient files a specific election under the Code to be taxed at the time of grant. The recipient's income and the Company's deduction will be equal to the excess of the then fair market value (or sale price) of the shares less any purchase price.

     Required Vote for Approval. The affirmative vote of a majority of the Company's Common Stock voted at the Annual Meeting, by person or by proxy, is required to approve the Plan. While broker nonvotes will not be treated as votes cast on the approval of this Plan, shares voted as abstentions will be counted as votes cast. Since a majority of the votes cast is required for approval, the sum of any negative votes and abstensions will necessitate offsetting affirmative votes to assure approval. Unless otherwise directed by marking the Company's proxy, the proxyholders named therein will vote for the approval of the Plan.

     The Board of Directors recommends a vote FOR the approval of the Plan.

                       COMPENSATION OF EXECUTIVE OFFICERS

                   Committee Report on Executive Compensation

     The Corporation has no paid employees. The Corporation's sole subsidiary, First National Bank in Howell, employs all officers and staff. Decisions on the compensation of the Bank's executive officers are made by the Board of Directors after receiving recommendations from the Board's Compensation Committee. The Corporation's policies of compensation are designed to reward employees for the achievement of annual and long-term corporate goals, as well as individual accomplishments. The various means of compensation, which apply to other employees as well as executive officers, are intended to encourage management to increase the value of the Corporation as an asset to its shareholders, to reward and challenge individuals, to achieve and reward superior operating results, and to attract and retain superior personnel.

     The Corporation's compensation program is comprised of several elements: salary, incentive bonus, and a defined contribution plan.

     The salaries of the Bank's Chief Executive Officer and other Bank executives are established based on a performance appraisal system. Each executive's performance, other than that of the Chief Executive Officer, is evaluated by his or her superior. Wage bands for particular positions are established based on information obtained from other similar sized banks and the Michigan Banker's Association annual surveys for use by the Board's Compensation Committee and the Board of Directors in comparing salaries paid by the Bank with salaries paid for comparable positions by other banks which are similar in size to First National Bank in Howell. The Board of Directors and the Compensation
Committee consider other relevant factors such as individual job performance, experience, expertise, and tenure. The Board intends to maintain the base salaries of executive officers and senior managers at rates that are competitive with other banks who are similar in size to the Bank in order to retain superior personnel and to be able to hire personnel of a high caliber to continue to achieve and exceed the Bank's operating and financial objectives.

     An incentive bonus is paid after year end to all employees employed by the Bank the entire year, if the Bank's earnings are at least at the 50th percentile of the Bank's peer group. Employees receive 75% of the incentive based on performance relative to peers through the first nine month period ending
September 30 of each year, with the balance, if any, paid based on the performance for the full year. There are three different levels at which profit share is paid: one for staff, one for supervisor and non-officer exempt employees, and another for officers. The exact formula for the profit sharing bonus is determined each year by the Board of Directors.

     The 401k plan covers all employees 21 years of age or older who have completed one year of service as defined in the plan agreement. Contributions are equal to 5% of total employee earnings plus 50% of employee contributions (limited to 10% of their earnings), or the maximum amount permitted by the Internal Revenue Code.

Chief Executive Officer Compensation

     The Compensation Committee reviews Ms. Martin's performance and base salary as president and chief executive officer annually and recommends adjustments in her salary to the Board of Directors based on her performance. In making recommendations to the Board of Directors as to her salary, the Compensation Committee considers the prevailing salaries for presidents and chief executive officers of similar sized banks. As a result of that survey, the Committee established a salary range for Ms. Martin of $116,300 to $174,400 for 1997 The decision regarding Ms. Martin's 1997 salary was based on the prevailing salary range, on the Corporation's financial performance for the year and the Corporation's strong earnings and corporate growth. The Committee further considered Ms. Martin's leadership in the Corporation and her effectiveness in implementing the directions and policies of the Board of Directors.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Bank during the last three years to its Chief Executive Officer and its other executive officers whose annual compensation exceeded $100,000 (the "Named Executives"). There are no employees of the Corporation; all personnel are employed by the Bank.

                                                                                                        All Other
       Name and Principal Position           Year             Salary(1)             Bonus            Compensation(3)
       ---------------------------           ----             ---------             -----            ---------------
Barbara D. Martin, President and             1997             $150,000              $33,750(2)            $ 9,806
Chief Executive Officer                      1996              120,000               17,172                 9,806
                                             1995              112,000               22,490                 9,609
Barbara Nelson, Senior Vice                  1997              $83,000              $18,675(2)             $9,751
President and Chief Financial Officer        1996               80,000               11,448                 9,806
                                             1995               76,750               15,411                 8,044

(1) Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code.
(2) For bonus payments subsequent to 1996, the amounts reflect only 75% of the bonus that may be earned for that year, based on the Corporation's performance through September 30 of that year. The balance of any bonus, which is not calculable at this time, will be reported in subsequent proxy statements and/or reports for the year in which it is earned.
(3) The amounts disclosed in this column include (a) amounts contributed by the Bank to the Bank's Profit Sharing Plan, pursuant to which substantially all salaried employees of the Bank participate; and (b) the dollar value of premiums paid by the Bank for term life insurance on behalf of the named executives as follows:

                                                 1997                 1996                 1995
                                                 ----                 ----                 ----
Barbara D. Martin                   (a)         $9,500               $9,500               $9,240
                                    (b)            306                  306                  369
Barbara Nelson                      (a)         $9,445                9,500                7,675
                                    (b)            306                  306                  369

     Neither the Corporation nor the Bank maintain any option or other equity based compensation plans. The Corporation has adopted a Long-Term Incentive Plan, as described in this Proxy Statement and subject to shareholder approval, that would provide for the ability to grant stock options and restricted stock.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     Certain directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, which have had and are expected to have in the future, transactions with the Bank. All such transactions with officers and directors, either directly or indirectly, have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than the normal risk of collectibility or present other unfavorable features. All such future transactions, including transactions with principal shareholders and other Corporation affiliates, will be made in the ordinary course of business, on terms no less favorable to the Corporation than with other customers, and for loans in excess of $200,000, will be subject to approval by a majority of the Corporation's independent, outside disinterested directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant  to  Section  16 of  the  Securities  Exchange  Act of  1934,  the
Corporation's directors and executive officers, as well as any person holding more than 10% of its common stock, are required to report initial statements of ownership of the Corporation's securities and changes in such ownership to the Securities and Exchange Commission. To the Corporation's knowledge, all the required reports were filed by such persons during 1997.

                            OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of March 1, 1998, as to the common stock of the Corporation owned beneficially by each director, each Named Executive in the Summary Compensation Table above, and by all directors and executive officers of the Corporation as a group. Charles K. and Mary B. VanWinkle, listed in the table below, are the only shareholders known to the Corporation to have been the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock as of March 1, 1998.


                                                         Number of Shares(1)                 Percent of Class
Charles K. and Mary B. VanWinkle (2)                          152,508                              9.68%
Gary R. Boss                                                    1,500                                *
Donald K. Burkel                                                3,300                                *
Rebecca S. English                                                600                                *
Harry E. Griffith                                               7,164                                *
Charles N. Holkins                                             16,800(3)                           1.07%
Dona Scott Laskey                                              24,000                              1.52%
Barbara D. Martin                                              13,552(4)                             *
W. Rickard Scofield                                             1,200                                *
R. Michael Yost                                                   600                                *
Randolph E. Rudisill                                              100                                *
Barbara J. Nelson                                                 300                                *
All Executive Officers and Directors as a
Group (15 persons)                                             71,226                              4.52%

*Represents less than one percent

(1) This information is based upon the Corporation's records as of March 1, 1998, and information supplied by the persons listed above. The number of shares stated in this column include shares owned of record by the shareholder and shares which, under federal securities regulations, are deemed to be beneficially owned by the shareholder. Unless otherwise indicated below, the persons named in the table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned.
(2) Reflects shares held as co-trustees, whose mailing address is 130 Inverness, Howell, Michigan 48843.
(3)      Represents 16,800 shares held by Mr. Holkins or his wife as trustees.
(4) Includes 8,899 shares held for the benefit of Ms. Martin's minor children.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation's common stock with that of the cumulative total return on the NASDAQ Bank Stocks Index and the NASDAQ Stock Market Index for the five year period ended December 31, 1997. The following information is based on an investment of $100, on January 1, 1993, in the Corporation's common stock, the NASDAQ Bank Stocks Index and the NASDAQ Stock Market Index, with dividends reinvested. There has been only limited trading in the Corporation's Common Stock, there are no market makers for such shares, and the Corporation's stock does not trade on any stock exchange or the NASDAQ market. Accordingly, the returns reflected in the following graph and table are based on sale prices of the Corporation's stock of which management is aware. There may have been sales at higher or lower prices of which management is not aware.



[GRAPHIC OMITTED]








                                                                                  December 31
                                                     1992         1993        1994        1995         1996        1997
FNBH Bancorp, Inc.                                    100          115         139         157          165         255
NASDAQ Bank Stocks Index                              100          114         114         169          223         377
NASDAQ Stock Market Index                             100          115         112         159          195         239

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The financial statements of the Corporation as of and for the year ended December 31, 1997, have been examined by KPMG Peat Marwick LLP, independent public accountants. A representative of KPMG Peat Marwick LLP, will be at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to answer appropriate questions. KPMG Peat Marwick LLP has been reappointed by the Board of Directors as the independent public accountants of the Corporation for the year ending December 31, 1998.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Corporation for inclusion in the 1999 Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November , 1998.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

     The Summary Annual Report of the Corporation for 1997 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting. In addition, certain financial and related information is included in the Appendix to this Proxy Statement.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


BY ORDER OF THE BOARD OF DIRECTORS



Barbara Nelson
Secretary
March      , 1998

                               FNBH BANCORP, INC.
                      101 E. Grand River, Howell, MI 48843

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoint(s) Charles N. Holkins and Helen V. W. McGarry, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of FNBH Bancorp, Inc. held of record by the undersigned on March 1, 1998, at the annual meeting of the shareholders to be held on April 22, 1998, or any adjournment thereof.

1.       Elect the following directors to the following classified terms:
         [ ] FOR all nominees listed below (except  where marked to the contrary)
         [ ] WITHHOLD AUTHORITY to vote for the contrary) all nominees listed below.

     (Instruction: To withhold authority to vote for an individual nominee strike a line through the nominees's name in the list below.)

         Term expiring in 2001:     Rebecca S. English      Barbara D. Martin
                                    W. Rickard Scofield     Randolph E. Rudisill

2.       To approve an amendment to the Corporation's  Articles of Incorporation
         to  increase  the  number  of  authorized   shares  from  2,100,000  to
         4,200,000.

                  [ ] FOR         [ ] AGAINST       [ ] ABSTAIN

3.       To approve the adoption of the Corporation's Long-Term Incentive Plan.

                  [ ] FOR         [ ] AGAINST       [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ABOVE AND "FOR" EACH OF THE PROPOSALS.

The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

PLEASE SIGN AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING FOR AN ESTATE, TRUST, OR CORPORATION, THE TITLE AND CAPACITY SHOULD BE STATED.



                                                            Dated ______________
_______________________      ______________________
Signature                    Signature

                               FNBH BANCORP, INC.


                            LONG-TERM INCENTIVE PLAN

                                TABLE OF CONTENTS
                                                                            Page
ARTICLE 1  ESTABLISHMENT AND PURPOSE OF THE PLAN...............................1
         1.1      Establishment of the Plan....................................1
         1.2      Purpose of the Plan..........................................1
         1.3      Term of Plan.................................................1

ARTICLE 2  DEFINITIONS.........................................................1

ARTICLE 3  ADMINISTRATION......................................................3
         3.1      The Committee................................................3
         3.2      Committee Authority..........................................3

ARTICLE 4  COMMON STOCK SUBJECT TO THE PLAN....................................4

ARTICLE 5  ELIGIBILITY.........................................................4

ARTICLE 6  STOCK OPTIONS.......................................................5
         6.1      Options......................................................5
         6.2      Grants.......................................................5
         6.3      Incentive Stock Options......................................5
         6.4      Terms of Options.............................................5

ARTICLE 7  RESTRICTED STOCK....................................................7
         7.1      Awards of Restricted Stock...................................7
         7.2      Awards and Certificates......................................7
         7.3      Restrictions and Conditions..................................8

ARTICLE 8  TERMINATION OR AMENDMENT OF THE PLAN................................8

ARTICLE 9  UNFUNDED PLAN.......................................................9

ARTICLE 10  ADJUSTMENT PROVISIONS..............................................9
         10.1     Antidilution.................................................9
         10.2     Change in Control............................................9
         10.3     Adjustments by Committee....................................10

ARTICLE 11  GENERAL PROVISIONS................................................10
         11.1     Legend......................................................10
         11.2     No Right to Employment......................................10
         11.3     Withholding of Taxes........................................10
         11.4     No Assignment of Benefits...................................11
         11.5     Governing Law...............................................11
         11.6     Application of Funds........................................11
         11.7     Rights as a Shareholder.....................................11

ARTICLE 12  SHAREHOLDER APPROVAL..............................................11

                               FNBH BANCORP, INC.
                            LONG-TERM INCENTIVE PLAN


                                    ARTICLE 1
                      ESTABLISHMENT AND PURPOSE OF THE PLAN

     1.1 Establishment of the Plan. FNBH Bancorp, Inc., a Michigan corporation (the "Company"), hereby establishes a stock compensation plan to be known as the "FNBH Bancorp, Inc. Long-Term Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the granting of stock options and restricted stock to key employees of the Company and its subsidiaries.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company for the benefit of the Company's shareholders, through stock-based compensation, by aligning the personal interests of the Company's key employees with those of its shareholders. The Plan is also designed to allow key employees to participate in the Company's future, as well as to enable the Company to attract, retain and reward such employees. Compensation related to Awards under the Plan is generally intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code").

     1.3 Term of Plan. No Awards shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date ("Termination Date"), provided that Awards granted prior to the Termination Date may extend beyond that date.

                                    ARTICLE 2
                                   DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings set forth below:

     2.1 Award  means any award  under this Plan of any  Options  or  Restricted
Stock.

     2.2 Award Agreement means an agreement evidencing the grant of an Award under this Plan. Awards under the Plan shall be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, as established by the Committee and shall be subject to the terms and conditions of the Plan.

     2.3 Award Date means the date that an Award is made, as specified in an Award Agreement.

     2.4 Board means the Board of Directors of the Company.

     2.5 Change in Control is defined in Article 12.

     2.6 Code means the Internal Revenue Code of 1986, as amended.

     2.7 Committee means the Committee, as specified in Article 3, appointed by the Board to administer the Plan, no members of which shall be eligible to receive an Award pursuant to the Plan.

     2.8 Common Stock means the Common Stock, no par value, of the Company.

     2.9 Disability means permanent and total disability as determined under the rules and guidelines established by the Committee for purposes of the Plan.

     2.10 Effective Date means April 22, 1998.

     2.11 Employee means a salaried employee (including officers and directors who are also employees) of the Company or Subsidiary.

     2.12 Fair Market Value means as long as the Common Stock is not actively traded in any recognized market, the average price per share at which shares of Common Stock were bought and sold during the three (3) preceding months (the "Market Period"), in transactions known to management of the Company, involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Company or any Subsidiary, provided that if the total number of shares purchased or sold during the Market Period is less than 100 shares, the Market Period shall be the preceding six (6) month period. The determination of Fair Market Value by the Committee shall be final and binding. If the shares of Common Stock are actively traded in any recognized market, the "Fair Market Value" as used in the Plan shall mean the average of the last reported sales price of Common Stock as of the close of business for each of the last twenty
(20) trading days ending the day immediately preceding the day as of which "Fair Market Value" is to be determined.

     2.13 Incentive Stock Option or ISO means an option to purchase shares of Common Stock granted under Article 6, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.14 Nonemployee Director has the meaning set forth in Rule 16b-3(b)(3)(i) or any successor definition adopted by the Securities and Exchange Commission.

     2.15 Nonqualified Stock Option or NQSO means an option to purchase shares of Common Stock, granted under Article 6, which is not an Incentive Stock Option.

     2.16 Option means an Incentive Stock Option or a Nonqualified Stock Option.

     2.17 Option Price means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     2.18 Participant means an Employee of the Company or Subsidiary who holds an outstanding Award granted under the Plan.

     2.19 Permitted Transferee means (i) a spouse, a child, or a grandchild of a Participant (each an "Immediate Family Member"), (ii) a trust for the exclusive benefit of a Participant and/or one or more Immediate Family Members, or (iii) a partnership or limited liability company whose only partners or members are the Participant and/or one or more Immediate Family Members.

     2.20 Retirement (including Normal, Early and Disability Retirement) means the termination of a Participant's employment with the Company or a Subsidiary
(i) with eligibility for normal, early or disability retirement benefits under the terms of the Company's pension plan, as amended and in effect at the time of such termination of employment, or (ii) whereby such termination of employment occurs after age 50 and the Participant is not engaged either directly or indirectly in competition with the Company or a Subsidiary in the provision of financial services in the state of Michigan.

     2.21 Restricted Stock means an Award granted to a Participant under Article 7 of this Plan.

     2.22 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Act"), as amended from time to time or any successor rule.

     2.23 Subsidiary means any corporation (including any banking corporation or association) in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.24 Termination Date means April 22, 2008.

     2.25 Termination of Employment means the termination of a Participant's employment with the Company or a Subsidiary. A Participant employed by a Subsidiary shall also be deemed to incur a Termination of Employment if the Subsidiary ceases to be a Subsidiary and the Participant does not immediately thereafter become an Employee of the Company or another Subsidiary.

                                    ARTICLE 3
                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Compensation Committee designated by the Board consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Non-Employee Director.

     3.2 Committee Authority. Subject to the Company's Articles of Incorporation, Bylaws and the provisions of this Plan, the Committee shall have full authority to grant Awards to key Employees of the Company or a Subsidiary. Awards may be granted singly, in combination, or in tandem. The authority of the Committee shall include the following:

          (a) To select the key Employees of the Company or a Subsidiary to whom Awards may be granted under the Plan;

          (b) To determine whether and to what extent Options and Restricted Stock or any combination thereof are to be granted under the Plan;

          (c) To determine the number of shares of Common Stock to be covered by each Award;

          (d) To determine the terms and conditions of any Award Agreement, including, but not limited to, the Option Price, any vesting restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares Common Stock relating thereto, based on such factors as the Committee shall determine in its sole discretion;

          (e) To determine whether, to what extent and under what circumstances grants of Awards are to operate on a tandem basis and/or in conjunction with or apart from other cash compensation arrangement made by Company other than under the terms of this Plan;

          (f) To determine under what circumstances an Award may be settled in cash, Common Stock, or a combination thereof;

          (g) To determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred; and

          (h) To determine the Fair Market Value of the shares of Common Stock, in the manner consistent with the provisions of the Plan.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (including any Award Agreement) and to otherwise supervise the administration of the Plan. However, the Committee shall take no action which will impair any Award previously granted under the Plan or cause the Plan or the Award not to meet the requirements of Rule 16b-3. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the
Committee. The interpretation and construction by the Committee of any provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company, the Board and Participants, including their respective heirs, executors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or an Award granted hereunder.

                                    ARTICLE 4
                        COMMON STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 10.1, the maximum aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 100,000 shares, which may be either authorized and unissued Common Stock or issued Common Stock reacquired by the Company ("Plan Shares"), provided that the maximum number of shares that may be subject to an award of Restricted Stock shall be 50,000 shares. Determinations as to the number of Plan Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 and such interpretations thereof. If an Award expires unexercised or is forfeited, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject (or potentially subject) to such Award may again be made subject to an Award Agreement; provided, however, that any such shares subject to a forfeited or cancelled Award shall not again be made subject to an Award Agreement to any Participant who received, directly or indirectly, any of the benefits of ownership of the securities underlying such Award, excluding the right to vote such shares.

                                    ARTICLE 5
                                   ELIGIBILITY

     The persons who shall be eligible to receive Awards under the Plan shall be such key Employees as the Committee shall select from time to time. In making such selections, the Committee shall consider such factors as the Committee in its discretion shall deem relevant. Participants may hold more than one Award, but only on the terms and subject to the restrictions set forth in the Plan and their respective Award Agreements.

                                    ARTICLE 6
                                  STOCK OPTIONS

     6.1 Options. Options may be granted alone or in addition to other Awards granted under this Plan. Each Option granted under this Plan shall be either an Incentive Stock Option ("ISO") or a Nonqualified Stock Option ("NQSO").

     6.2 Grants. The Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Options. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify shall constitute a separate Nonqualified Stock Option.

     6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422. An Incentive Stock Option shall not be granted to an individual who, on the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date of the shares of Common Stock with respect to which one or more Incentive Stock Options (or other incentive stock options within the meaning of Section 422 of the Code, under all other option plans of the Company) granted on or after January 1, 1987, that are exercisable for the first time by a Participant during any calendar year shall not exceed the $100,000 limitation imposed by Section 422(d) of the Code.

     6.4 Terms of Options. Options granted under the Plan shall be evidenced by Award Agreements in such form as the Committee shall, from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions:

          (a) Option Price. The Option Price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Award Date.

          (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date the Option is granted.

          (c) Exercisability. Except as provided in Section 10.2, no Option shall be exercisable either in whole or in part prior to the first anniversary of the Award Date. Thereafter, an Option shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

          (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. Notwithstanding the foregoing, an Option shall not be exercisable with respect to less than 25 shares of Common Stock unless the remaining shares covered by an Option are fewer than 25 shares. If and to the extent determined by the

     Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned for at least six months by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) or Restricted Stock, or by reduction in the number of shares issuable upon such exercise based, in each case, on the Fair Market Value of the Common Stock on the last trading date preceding payment as determined by the Committee (without regard to any forfeiture restrictions applicable to Restricted Stock). No shares of stock shall be issued until payment has been made.

          A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid for such shares as provided herein, and, if requested, has given the representation described in Section 11.1 of the Plan. Notwithstanding the foregoing, if payment in full or in part has been made in the form of Restricted Stock, an equivalent number of shares of Common Stock issued on exercise of the Option shall be subject to the same restrictions and conditions, and during the remainder of the Restriction Period [as defined in Section 7.3(a)], applicable to the shares of Restricted Stock surrendered therefor.

          (e) Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, provided, however, a Nonqualified Stock Option may be transferred, without consideration, to a Permitted Transferee if the Participant satisfies such conditions to the transfer as may be required by the Committee. A Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Participant. However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Participant continued to hold the Option, whereby provisions of this Plan dealing with termination of employment, retirement, disability or death of a Participant will continue to refer to the original Participant regardless of whether a Nonqualified Stock Option has been transferred to a Permitted Transferee. The Company shall have no obligation to notify a Permitted Transferee of the termination of employment, retirement, disability, or death of a Participant. Further, all Options shall be exercisable, during the Participant's lifetime, only by such Participant, or, in the case of a Nonqualified Stock Option, by a Participant or a Permitted Transferee, as the case may be. The designation of a person entitled to exercise an Option after a person's death will not be deemed a transfer.

          (f) Termination of Employment for Reasons other than Retirement, Disability, or Death. Upon Termination of Employment for any reason other than Retirement or on account of Disability or death, each Option held by the Participant shall, to the extent rights to purchase shares under such Option have accrued at the date of such Termination of Employment and shall not have been fully exercised, be exercisable, in whole or in part, at any time within a period of three (3) months following Termination of Employment, subject, however, to prior expiration of the term of such Options and any other limitations on the exercise of such Options in effect at the date of exercise.

          (g)  Termination  of Employment  for  Retirement or  Disability.  Upon
     Termination of Employment by reason of Retirement or Disability, each Option held by such Participant shall, to the extent rights to purchase shares under the Option have accrued at the date of such Retirement or Disability and shall not have been fully exercised, remain exercisable in whole or in part, for a period of twenty-four (24) months following such Termination of Employment, subject, however, to prior expiration according to its terms and other limitations imposed by the Plan. If the Participant dies after such Retirement or Disability, the Participant's Options shall be exercisable in accordance with Section 6.4(h) below.

          (h) Termination of Employment for Death. Upon Termination of Employment due to death, each Option held by such Participant shall, to the extent rights to purchase shares under the Options have accrued at the date of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the Participant's estate, by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance or a Permitted Transferee, only under the following circumstances and during the following periods: (i) if the Participant dies while employed by the Company or a Subsidiary, at any time within twenty-four (24) months after death, or (ii) if the Participant dies during the extended exercise period following Termination of Employment specified in Section 6.4(g), at any time within the longer of such extended period or twelve (12) months after death, subject, however, in any case, to the prior expiration of the term of the Option and any other limitation on the exercise of such Option in effect at the date of exercise.

          (i) Termination of Options. Any Option that is not exercised within whichever of the exercise periods specified in Sections 6.4(f), (g) or (h) is applicable shall terminate upon expiration of such exercise period.

          (j) Purchase and Settlement Provisions. The Committee may at any time offer to purchase an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                                    ARTICLE 7
                                RESTRICTED STOCK

     7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the Participant, the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the achievement of specific business objectives, measurements of individual or business unit or Company performances, or such other factors as the Committee may determine. The provisions of Restricted Stock awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     7.2 Awards and Certificates. A prospective Participant selected to receive a Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a) Acceptance. Awards of Restricted Stock must be accepted within a period of 20 days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement and by paying whatever price (if any) the Committee has designated for such shares of Restricted Stock.

          (b) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the FNBH Bancorp, Inc. Long-Term Incentive Plan and related Award Agreement entered into between the registered owner and the Company, dated . Copies of such Plan and Agreement are on file in the offices of the Company."

          (c) Custody. The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     7.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

          (a) Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, or assign shares of Restricted Stock awarded under this Plan. Subject to these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine.

          (b) Rights as Shareholder. Except as provided in this subsection (b) and subsection (a) above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred. If any dividends or other distributions are paid in shares of Common Stock, such shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

          (c) Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Article 7, upon Termination of Employment for any reason during the Restriction Period, all Restricted Shares still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee as specified in the Award Agreement.

          (d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant.

                                    ARTICLE 8
                      TERMINATION OR AMENDMENT OF THE PLAN

     The Board may at any time amend, discontinue or terminate this Plan or any part thereof (including any amendment deemed necessary to ensure that the Company may comply with any applicable regulatory requirement); provided, however, that, unless otherwise required by law, the rights of a Participant with respect to Awards granted prior to such amendment, discontinuance or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the Company's share holders, no amendment may be made which would
(i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 10.1); (ii) decrease the option price of any Option to less than one hundred percent (100%) of the Fair Market Value on the date of grant for an Option; or (iii) cause the Plan not to comply with either Rule 16b-3, or any successor rule under the Act, or Section 162(m) of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 10.2, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent. Awards may not be granted under the Plan after the Termination Date, but Awards granted prior to such date shall remain in effect or become exercisable pursuant to their respective terms and the terms of this Plan.

                                    ARTICLE 9
                                  UNFUNDED PLAN

     This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payment not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE 10
                              ADJUSTMENT PROVISIONS

     10.1 Antidilution. Subject to the provisions of this Article 10, if the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Article 4 of the Plan, (ii) the number and kind of shares or other securities subject to the then outstanding Awards, and (iii) the price for each share or other unit of any other securities subject to the then outstanding Awards.

     10.2 Change in Control. Notwithstanding Section 10.1, upon the occurrence of a Change in Control, all Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease, unless, in the case of a transaction described in clause (iii) or (iv) in the following definition of Change in Control, provisions are made in connection with such transaction for the continuance of the Plan and the assumption of or the substitution for such Awards of new Awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices. As used in this Plan, "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Act; provided that, for purposes of this Plan, a Change in Control shall be deemed to have occurred if:
(i) any Person (other than the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company which represent 20% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own at least fifty percent (50%), or such greater percentage as shall be set in any agreement with any Participant, or more of the stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

     10.3 Adjustments by Committee. Any adjustments pursuant to this Article 10 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments. Only cash payments will be made in lieu of fractional shares.

                                   ARTICLE 11
                               GENERAL PROVISIONS

     11.1 Legend. The Committee may require each person purchasing shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     11.2 No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other Employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall there be a limitation in any way on the right of the Company or any Subsidiary by which an Employee is employed to terminate his or her employment at any time.

     11.3 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, each Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment;
(b) authorizing the Company to withhold from the shares otherwise issuable to the Participant a number of shares having a Fair Market Value as of the "Tax Date", less than or equal to the amount of the withholding tax obligation; or
(c) delivering to the Company unencumbered shares owned by the Participant having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation. The "Tax Date" shall be the date that the amount of tax to be withheld is determined.

     11.4 No Assignment of Benefits. No Option, Award or other benefit payable under this Plan shall, except as otherwise specifically transfer, provided by law, be subject in any manner to anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, attach, sell, transfer, assign, pledge, encumber or charge, any such benefits shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

     11.5 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws and in the courts of the state of Michigan.

     11.6 Application of Funds. The proceeds received by the Company from the sale of shares of Common Stock pursuant to Awards granted under this Plan will be used for general corporate purposes.

     11.7 Rights as a Shareholder. Except as otherwise provided in an Award Agreement, a Participant shall have no rights as a shareholder of the Company until he or she becomes the holder of record of Common Stock.

                                   ARTICLE 12
                              SHAREHOLDER APPROVAL

     The Plan shall be effective on the Effective Date and shall be submitted for approval by the shareholders of the Company at the Annual Meeting of Shareholders in 1998. If the shareholders do not approve the Plan, it, and any action taken under the Plan, shall be void and of no effect.